Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Agrifund, LLC

420 Throckmorton Street, Suite 1100

Fort Worth, Texas 76102

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of crop loans in connection with the proposed offering of ARM Master Trust, LLC, Series 2022-T1 Agricultural Loan Backed Notes. Agrifund, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Guggenheim Securities, LLC (“Guggenheim” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 25, 2022, representatives of Guggenheim, on behalf of the Company, provided us with a crop loan listing with respect to 748 crop loans (the “Crop Loan Listing”). At your instruction, we randomly selected 25 crop loans from the Crop Loan Listing (the “Sample Loans”).

Further, on February 28, 2022, representatives of Guggenheim, on behalf of the Company, provided us with a computer generated loan data file and related record layout containing data, as represented to us by the Company, as of the close of business January 31, 2022, with respect to each of the 748 crop loans set forth on the Crop Loan Listing (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the crop loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Loan ID (for informational purposes only)	8. Total credit limit
2. ARM store (office)	9. Current principal balance
3. Expected crop value	10. Approved insurance provider (AIP)
4. Years farming	11. AIP rating
5. Primary crop	12. Origination and service fees (%)
6. State	13. Original term
7. Rate (exclusive of fees)	14. Origination vintage

Member of

Deloitte Touche Tohmatsu

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the “Loan Summary;” Characteristic 7. to the “Demand Promissory Note;” Characteristic 8. to the Demand Promissory Note, “Acknowledgement of Credit Limit” or “Modification Agreement”; Characteristic 9. to the “Loan History Report”; Characteristic 10. to the Schedule of Insurance, Assignment of Indemnity or Multiple Peril Crop Insurance (collectively, the “Schedule of Insurance”); and Characteristic 11. to the “AIP Ratings Spreadsheet.”

With respect to Characteristic 12., we recomputed the origination and service fees (%) as the quotient of (i) the sum of (a) the origination fee and servicing fee (each as set forth on the Acknowledgement of Credit Limit, Demand Promissory Note or Loan History Report) and (b) the amendment fee (if applicable) (as set forth on the Modification Agreement) and (ii) the total credit limit (as set forth on the Demand Promissory Note, Acknowledgement of Credit Limit or Modification Agreement). We compared the results of such calculations to the origination and service fees (%) set forth on the Statistical Data File. Further, differences of 0.01% or less are deemed to be “in agreement.”

With respect to Characteristic 13., we recomputed the original term as the number of months between the (i) “open date” (as set forth on the Demand Promissory Note) and (ii) “maturity date” (as set forth on the Demand Promissory Note or Loan Summary). We compared the results of such calculations to the original term set forth on the Statistical Data File.

With respect to our comparison of Characteristic 14., for Sample Loans with an open date (as set forth on the Demand Promissory Note) on or between (i) January 1, 2021 and March 31, 2021, we observed an origination vintage of “Q1 2021” set forth on the Statistical Data File, (ii) April 1, 2021 and June 30, 2021, we observed an origination vintage of “Q2 2021” set forth on the Statistical Data File, (iii) July 1, 2021 and September 30, 2021, we observed an origination vintage of “Q3 2021” set forth on the Statistical Data File, (iv) October 1, 2021 and December 31, 2021, we observed an origination vintage of “Q4 2021” set forth on the Statistical Data File and (v) January 1, 2022 and March 31, 2022, we observed an origination vintage of “Q1 2022” set forth on the Statistical Data File.

The crop loan documents referred to above and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the crop loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the crop loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 13, 2022

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 13, 2022.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in current principal balance.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 13, 2022

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Loan Documents
1	10626	Current principal balance	$313,584.00	$201.878.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.